Execution Version
REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 21, 2022 by and among Local Bounti Corporation, a Delaware corporation (the “Company”), and each of the undersigned investors, being the “Investors” identified on Exhibit A of the Securities Purchase Agreement, dated as of October 21, 2022, by and among the Company and the Investors (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.
The parties hereby agree as follows:
1.Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:
“Agreement” has the meaning set forth in the Preamble.
“Allowed Delay” has the meaning set forth in Section 2(c)(ii).
“Closing Date” means the “Initial Closing Date,” as defined in the Purchase Agreement, with respect to the purchase and sale of all Securities set forth on Exhibit A to the Purchase Agreement.
“Company” has the meaning set forth in the Preamble.
“Effective Date” means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the SEC.
“Effectiveness Deadline” has the meaning set forth in Section 2(c)(i).
“Effectiveness Period” has the meaning set forth in Section 3(a).
“Event Date” has the meaning set forth in Section 2(e).
“Filing Deadline” has the meaning set forth in Section 2(a)(i).
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time, of Registrable Securities.
“Inspectors” has the meaning set forth in Section 4.
“Investors” means the Investors identified in the Purchase Agreement and any Affiliate or permitted transferee of any such Investor who is a subsequent Holder of Registrable Securities.
“Liquidated Damages” has the meaning set forth in Section 2(e).
“Maintenance Failure” has the meaning set forth in Section 2(c)(i).
“Payment Date” has the meaning set forth in Section 2(e).
“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.
“Purchase Agreement” has the meaning set forth in the Preamble.
“Records” has the meaning set forth in Section 4.
“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.
“Registrable Securities” means (i) the Securities and (ii) any other shares of Common Stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Securities issued and sold pursuant to the Purchase Agreement; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the first to occur of (A) a Registration Statement with respect to the sale of such Registrable Securities being declared effective by the SEC under the Securities Act and such Registrable Securities having been disposed of by the Holder thereof in accordance with such effective Registration Statement, (B) such Registrable Securities having been sold in accordance with Rule 144 (or another exemption from the registration requirements of the Securities Act), (C) such Registrable Securities becoming eligible for resale without volume or manner-of-sale restrictions and without current public information requirements pursuant to Rule 144, and without the Company then being an issuer of the type covered by the prohibition in Rule 144(i), (D) the third anniversary of the Closing Date and (E) such Registrable Securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction. For the avoidance of doubt, any provision herein requiring the calculation of the number of Registrable Securities as of any date, or the computation of a percentage of Registrable Securities, shall be deemed to refer to the number of shares of Common Stock constituting Registrable Securities as of such date. Also for the avoidance of doubt, in the event than an Investor participating in the Second Closing fails to fund its obligations under the Purchase Agreement, such Investor shall not be considered a party to this Agreement and shall not be entitled to any of the benefits of this Agreement.
“Registration Information Notice” has the meaning set forth in Section 5(a).
“Registration Statement” means any registration statement of the Company under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
“Required Investors” means the Investors holding a majority of the Registrable Securities outstanding from time to time.
“Restriction Termination Date” has the meaning set forth in Section 2(d).
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.
“Securities” means the shares of Common Stock purchased by the Investors pursuant to the Purchase Agreement.

“Transaction Documents” means this Agreement and the Purchase Agreement.
2.Registration.
(a)Registration Statements.
(i)Promptly following the Closing Date but no later than ten (10) Trading Days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution, substantially in the form and substance attached hereto as Annex A. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors prior to its filing or other submission.
(ii)The Company shall take reasonable efforts to register the Registrable Securities on Form S-3 if such form is available for use by the Company, provided that if at such time the Registration Statement is on Form S-1, the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
(b)Expenses. The Company will pay all reasonable expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold. Except as provided in Section 6 hereof or Section 8.2 of the Purchase Agreement, the Company shall not be responsible for legal fees incurred by Holders of Registrable Securities in connection with the performance of its rights and obligations under the Transaction Documents.
(c)Effectiveness.
(iii)The Company shall use commercially reasonable efforts to have the initial Registration Statement declared effective as soon as reasonably practicable after the filing thereof, but not later than the earlier of (i) the fifth (5th) Business Day after the SEC informs the Company (orally or in writing, whichever is earlier) that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement and (ii) the 60th day after the Closing Date (or the 90th day after the Closing Date if the SEC reviews such Registration Statement) (the “Effectiveness Deadline”). The Company shall notify the Investors by e-mail as promptly as practicable, and in any event, within one (1) Business Day after any Registration Statement is declared effective and shall simultaneously provide the Investors with access to a copy of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.
(iv)Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any Prospectus that forms a part of a Registration Statement, if (A) the negotiation or consummation of a transaction by the Company is pending or an event has occurred, which negotiation, consummation or event, the Company’s Board of Directors (the “Board”) reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for preserving as confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements or (B) the Company determines in good faith, upon advice of legal counsel, that such suspension is necessary to amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading; provided, however, in no event shall Holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds 30 consecutive Trading Days or 60 total Trading Days in any 12-month period (any such suspension contemplated by this Section 2(c)(ii), an “Allowed Delay”). The Company shall use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable, and shall provide prompt written notice to Holders whose Registrable Securities are included in the Registration Statement of the termination of an Allowed Delay and take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby.
(d)Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Investor to be named as an “underwriter,” the Company shall (i) promptly notify each Holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter” in accordance with SEC Guidance. The Investors shall have the right to select one legal counsel designated by the Required Investors, at such Investors’ expense, to review and oversee any registration or matters pursuant to this Section 2(d), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the Investors’ counsel reasonably objects. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) as provided below and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”). Unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows (unless the SEC Restrictions otherwise require or provide or the Holders otherwise agree):
(i)First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities; and
(ii)Second, the Company shall reduce Registrable Securities represented by the Securities (applied, in the case that some Securities may be registered, to the Holders on a pro rata basis based on the total number of unregistered Securities held by such Holders).
In no event shall any Holder be identified as a statutory underwriter in the Registration Statement unless in response to a comment or request from the staff of the SEC or another regulatory agency; provided, however, that if the SEC requests that a Holder be identified as a statutory underwriter in the Registration Statement, such Holder will have an opportunity to withdraw from the Registration Statement. No Liquidated Damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). In furtherance of the foregoing, each Investor shall provide the Company with prompt written notice of its sale of substantially all of the Registrable Securities under such Registration Statement such that the Company will be able to file one or more additional Registration Statements covering the Cut Back Shares. From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for such Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares shall be the earlier of (A) the fifth (5th) Business Day after the SEC informs the Company (orally or in writing, whichever is earlier) that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement and (B) 60th day immediately after the Restriction Termination Date (or the 90th day immediately after the Restriction Termination Date if the SEC reviews such Registration Statement).

(e)Other Limitations. If (i) the initial Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, (ii) the initial Registration Statement or any other Registration Statement, as applicable, is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the applicable Effectiveness Deadline, (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective, or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (other than during an Allowed Delay), (iv) an Allowed Delay applicable to a Registration Statement exceeds 30 consecutive Trading Days or 60 total Trading Days in any 12-month period, or (v) after the Filing Deadline, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1), as a result of which the Holders who are not Affiliates are unable to sell Registrable Securities without restriction under Rule 144 (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowed Delay is exceeded, being referred to as an “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company will pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. Such payments shall be made to each Investor in cash no later than five (5) Business Days after the date payable (such applicable date, the “Payment Date”). Interest shall accrue on the amount of Liquidated Damages that are not be paid by the Payment Date at the rate of 1% per month, accruing daily from the date such Liquidated Damages are due until such amount, plus interest thereon, is paid in full. Notwithstanding any other provision herein or in the Purchase

Agreement, with respect to a Holder (i) the Filing Deadline and each Effectiveness Deadline for a Registration Statement shall be extended and any Maintenance Failure shall be automatically waived by no action of such Holder, without default by or Liquidated Damages payable by the Company to such Holder hereunder if the Company’s failure to make such filing or obtain such effectiveness or a Maintenance Failure results from the failure of such Investor to timely provide the Company with information requested by the Company and necessary to complete a Registration Statement in accordance with the requirements of the Securities Act (in which case any such deadline would be extended, and a Maintenance Failure waived, with respect to all Registrable Securities held by such Holder until such time as the Holder provides such requested information), it being understood that the failure of such Holder to timely provide such information to the Company shall not affect the rights of other Holders herein, and (ii) in no event shall the aggregate amount of Liquidated Damages (or interest thereon) paid under this Agreement to any Investor exceed, in the aggregate, 5% of the aggregate purchase price of the Securities purchased by such Investor under the Purchase Agreement.
3.Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:
(f)use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective until such time as there are no longer Registrable Securities held by the Investors (the “Effectiveness Period”) and advise the Investors promptly in writing when the Effectiveness Period has expired;
(g)prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;
(h)provide via email to the Investors who have supplied the Company with email addresses each Registration Statement and all amendments and supplements thereto not less than three (3) Trading Days prior to their filing with the SEC and reflect in each such document when so filed with the SEC such comments regarding the Investors and the plan of distribution as the Investors may reasonably and promptly propose no later than two (2) Trading Days after the Investors have been so furnished with copies of such documents as aforesaid;
(i)furnish to each Investor whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by such Investor, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor (it being understood and agreed that such documents, or access thereto, may be provided electronically);
(j)use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(k)prior to any public offering of Registrable Securities, use commercially reasonable efforts to assist or cooperate with the Investors and their counsel in connection with their registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investors; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;
(l)use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the New York Stock Exchange (or the primary securities exchange, interdealer quotation system or other market on which the Common Stock is then listed);
(m)promptly notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as reasonably practicable, prepare, file with the SEC and furnish to such Holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
(n)comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and
(o)with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the Holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.
4.Due Diligence Review; Information. If any Investor is required under applicable securities laws to be described in a Registration Statement as an “underwriter,” the Company shall, upon reasonable prior notice, make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company) (collectively, the “Inspectors”), all pertinent financial and other records, and all other corporate documents and properties of the Company (collectively, the “Records”) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Inspectors (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling such Investor and its accountants and attorneys to conduct such due diligence solely for the purpose of establishing a due diligence defense to underwriter liability under the Securities Act; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or the Purchase Agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.
Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.
5.Obligations of the Investors.
(p)Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities. At least seven (7) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the additional information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in such Registration Statement (the “Registration Information Notice”). An Investor shall provide such information to the Company no later than five (5) Business Days following receipt of a Registration Information Notice if such Investor elects to have any of the Registrable Securities included in such Registration Statement. It is agreed and understood that it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that (i) such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) such Investor execute such documents in connection with such registration as the Company may reasonably request, including, without limitation, a waiver of its registration rights hereunder to the extent an Investor elects not to have any of its Registrable Securities included in a Registration Statement.
(q)Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
(r)Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.
(s)Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.
6.Indemnification.
(t)Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, managers, partners, trustees, advisors, employees and agents and other representatives, successors and assigns, and each other Person, if any, who controls such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, trustees and employees of each such controlling Person, against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by an Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that such Prospectus is outdated or defective or (iii) an Investor’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities.
(u)Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information regarding such Investor and furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or

Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater than the dollar amount of the proceeds received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation (net of all expenses paid by such Investor in connection with any claim relating to this Section 6(b) and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission).
(v)Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.
(w)Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 6 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
7.Miscellaneous.
(x)Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors, provided that (i) this Agreement may not be amended with respect to any Investor without the written consent of such Investor unless such amendment applies to all Investors in the same fashion and (ii) the consent of each Investor is required for any amendment to Section 2(a)(i), Section 2(c), Section 2(e), Section 6 or the definition of “Registrable Securities.”
(y)Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.
(z)Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and permitted assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement; and (vi) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Investor, the amount of Registrable Securities transferred or assigned to such transferee or assignee represents at least $5.0 million of Registrable Securities (based on the then-current market price of the Common Stock), unless such lesser amount is otherwise consented to by the Company.
(aa)Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.
(ab)Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
(ac)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(ad)Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(ae)Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.
(af)Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
(ag)Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement (including all matters concerning the construction, validity, enforcement and interpretation hereof) shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the conflicts of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any Delaware Court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any Delaware Court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
(ah)Interpretation. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the word “or” is not exclusive; the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”; and the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.

(ai)Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.

IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.
                     THE COMPANY:

LOCAL BOUNTI CORPORATION

By: /s/ Craig M. Hurlbert
Name: Craig M. Hurlbert
Title: Co-Chief Executive Officer

    [Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Charles R. Schwab & Helen O. Schwab TTEE The Charles and Helen Schwab Living Trust U/A DTD 11/22/1985
By: /s/ Charles R. Schwab
Name: Charles R. Schwab
Title: Trustee

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Live Oak Ventures LLC By: /s/ Charles R. Schwab Name: Charles R. Schwab Title: Manager

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: By: /s/ Matthew A. Nordby Name: Matthew A. Nordby

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: By: /s/ Lyndon Lea Name: Lyndon Lea

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: By: /s/ Robert Darwent Name: Robert Darwent

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: By: /s/ David F. Lincoln Name: David F. Lincoln Title: Individual

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: BNP Paribas Asset Management UK LTD as agent on behalf of BNP Paribas Funds Energy Transition
By: /s/ Edward Lees
Name: Edward Lees
Title: Senior Portfolio Manager

By: /s/ Ulrik Fugmann
Name: Ulrik Fugmann
Title: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: By: /s/ Kathleen Valiasek Name: Kathleen Valiasek Title: Individual

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: By: /s/ Margaret McCandless Name: Margaret McCandless Title: Individual

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: ECMC Group, Inc. By: /s/ Gregory Van Guilder Name: Gregory Van Guilder Title: Chief Investment Officer

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Pinnacle Associates, Ltd

By: /s/ Joseph Shea
Name: Joseph Shea
Title: Chief Compliance Officer

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Wellfor LLC

By: /s/ Jay D. Waxenberg
Name: Jay Waxenberg
Title: Manager of Wellfor LLC

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Wheat Wind Farms, LLC

By: /s/ Craig M. Hurlbert
Name: Craig M. Hurlbert
Title: Founder, President

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Equity Trust Company Custodian FBO Bridget Sample Joyner IRA By: /s/ Bridget Sample Joyner Name: Bridget Sample Joyner Title: Member/Owner

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Variable Insurance Products Fund III: VIP Growth Opportunities Portfolio
By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund
By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund
By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Fidelity U.S. Growth Opportunities Investment Trust by its manager Fidelity Investments Canada ULC

By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR: Fidelity NorthStar Fund – Sub D by its manager Fidelity Investments Canada ULC

By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

    [Signature Page to Registration Rights Agreement]

Annex A
Plan of Distribution
The Selling Securityholders (each, a “Selling Securityholder”) may offer and sell, from time to time, their respective shares of Common Stock covered by this prospectus. The Selling Securityholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. The Selling Securityholders may sell their securities by one or more of, or a combination of, the following methods:
•purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;
•ordinary brokerage transactions and transactions in which the broker solicits purchasers;
•block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•an over-the-counter distribution in accordance with the rules of the New York Stock Exchange;
•through trading plans entered into by a Selling Securityholder pursuant to Rule 10b5-1 under the Exchange Act that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their securities on the basis of parameters described in such trading plans;
•short sales;
•distribution to employees, members, limited partners or stockholders of the Selling Securityholders;
•through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•by pledge to secured debts and other obligations;
•delayed delivery arrangements;
•to or through underwriters or agents;
•in “at the market” offerings, as defined in Rule 415 under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on a national securities exchange or sales made through a market maker other than on an exchange or other similar offerings through sales agents;
•in privately negotiated transactions;
•in options transactions; and
•through a combination of any of the above methods of sale, as described below, or any other method permitted pursuant to applicable law.
In addition, any securities that qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus.

    A-1

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with distributions of the securities or otherwise, the Selling Securityholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the securities in the course of hedging the positions they assume with Selling Securityholders. The Selling Securityholders may also sell the securities short and redeliver the securities to close out such short positions. The Selling Securityholders may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The Selling Securityholders may also pledge securities to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution, may effect sales of the pledged securities pursuant to this prospectus (as supplemented or amended to reflect such transaction).

A Selling Securityholder that is an entity may elect to make an in-kind distribution of common stock to its members, partners or shareholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus. To the extent that such members, partners or shareholders are not Affiliates of ours, such members, partners or shareholders would thereby receive freely tradable shares of common stock pursuant to the distribution through a registration statement.

A Selling Securityholder may also pledge securities to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution, may effect sales of the pledged securities pursuant to this prospectus (as supplemented or amended to reflect such transaction).

A Selling Securityholder may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by any Selling Securityholder or borrowed from any Selling Securityholder or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from any Selling Securityholder in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and will be identified in the applicable prospectus supplement (or a post-effective amendment). In addition, any Selling Securityholder may otherwise loan or pledge securities to a financial institution or other third party that in turn may sell the securities short using this prospectus. Such financial institution or other third party may transfer its economic short position to investors in our securities or in connection with a concurrent offering of other securities.

In effecting sales, broker-dealers or agents engaged by the Selling Securityholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the Selling Securityholders in amounts to be negotiated immediately prior to the sale.

In offering the securities covered by this prospectus, the Selling Securityholders and any broker-dealers who execute sales for the Selling Securityholders may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. Any profits realized by the Selling Securityholders and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions.

In order to comply with the securities laws of certain states, if applicable, the securities must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We have advised the Selling Securityholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of securities in the market and to the activities of the Selling Securityholders and their affiliates. In addition, we will make copies of this prospectus available to the Selling Securityholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The Selling Securityholders may indemnify any broker-dealer that participates in
    A-2

transactions involving the sale of the securities against certain liabilities, including liabilities arising under the Securities Act.

At the time a particular offer of securities is made, if required, a prospectus supplement will be distributed that will set forth the number of securities being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.

Certain agents, underwriters and dealers, and their associates and affiliates, may be customers of, have borrowing relationships with, engage in other transactions with, or perform services, including investment banking services, for us or one or more of our respective affiliates and/or the Selling Securityholders or one or more of its respective affiliates in the ordinary course of business for which they receive compensation.

We have agreed to indemnify the Selling Securityholders party to the Registration Rights Agreement against certain civil liabilities, including certain liabilities under the Securities Act, relating to the registration of the shares of Common Stock offered by them pursuant to this prospectus, and such Selling Securityholders will be entitled to contribution from us with respect to those liabilities. The Selling Securityholders party to the Registration Rights Agreement will indemnify us against certain civil liabilities, including liabilities under the Securities Act, and we will be entitled to contribution from such Selling Securityholders with respect to those liabilities. In addition, we or the Selling Securityholders party to the Registration Rights Agreement may provide agents and underwriters with indemnification against civil liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to those liabilities. For additional information regarding the Registration Rights Agreement, see the section entitled “Description of Securities - Registration Rights.”

    A-3